                                                                  EXECUTION COPY

                      AMENDMENT NO. 2 TO CREDIT AGREEMENT

    AMENDMENT dated as of September 14, 1999 (the "AMENDMENT") to the Amended and Restated Credit Agreement dated as of February 28, 1999 and amended as of May 31, 1999 (as amended, the "CREDIT AGREEMENT") among LAROCHE INDUSTRIES INC. (the "BORROWER"), the LENDERS party thereto (the "LENDERS") and THE CHASE MANHATTAN BANK, as Administrative Agent (the "ADMINISTRATIVE AGENT").

                             W I T N E S S E T H :

    WHEREAS, pursuant to a letter dated September 2, 1999, the Borrower has requested that the Lenders agree to a temporary increase in availability under the revolving credit facility provided for in the Credit Agreement, such increase to be in effect only until December 10, 1999; and

    WHEREAS, subject to the terms and conditions set forth herein, the Lenders have agreed to such temporary increase; and

    WHEREAS, the parties hereto desire to amend the Credit Agreement to provide for such temporary increase, as well as to permit an additional use of proceeds of revolving loans, to increase the interest rate applicable to the loans and to make certain other amendments as set forth herein;

    NOW, THEREFORE, the parties hereto agree as follows:

    SECTION 1. DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, from and after the Amendment No. 2 Effective Date (as defined in Section 17 below), refer to the Credit Agreement as amended hereby.

    SECTION 2.  SECTION 1.01.  Section 1.01 of the Credit Agreement is amended by:

        (a) amending the definition of "APPLICABLE RATE" by replacing the table set forth therein in its entirety with the following table:

                                                                      LETTER OF
                                            ABR     EUROCURRENCY       CREDIT        COMMITMENT
APPLICABLE LEVERAGE RATIO:                SPREAD       SPREAD         FEE RATE        FEE RATE
---------------------------------------  ---------  -------------  ---------------  ------------
#2.00 to 1.............................       .50%        1.50%           1.25%           .750%
>2.00 to 1 and #2.50 to 1..............       .50%        1.75%           1.50%          .8125%
>2.50 to 1 and #3.00 to 1..............       .75%        2.00%           1.75%           .875%
>3.00 to 1 and #3.50 to 1..............      1.00%        2.25%           2.00%          .9375%
>3.50 to 1.............................      2.25%        3.50%           3.25%           1.00%

        (b) amending the definition of "BORROWING BASE" to read in its entirety as follows:

           "BORROWING BASE" means, at any date, the amount of the Borrowing Base as of the date of the Borrowing Base Certificate then most recently delivered by the Borrower pursuant to Section 5.01(l) or clause (v) of
       Section 17 of Amendment No.2 (the "BORROWING BASE DATE", determined by calculating the sum of (i) 85% of the aggregate amount of Eligible Receivables at the Borrowing Base Date PLUS (ii) 50% of the aggregate amount of Eligible Inventory at the Borrowing Base Date PLUS (iii) the Facilities Domestic Amount at the Borrowing Base Date PLUS (iv) (A) as of any Borrowing Base Date occurring on or prior to December 10, 1999, the greater of the Deemed Foreign Assets Amount or the Facilities Foreign Amount and (B) as of any Borrowing Base Date occurring subsequent to December 10, 1999, the Facilities Foreign Amount PLUS (v) the Crilar Payment Amount at the Borrowing Base Date PLUS (vi) the Insurance Payment Amount at the Borrowing Base Date PLUS (vii) the UOP Payment Amount at the Borrowing Base Date; PROVIDED that the sum of the amounts set forth in clauses (v) through (vii), inclusive, will in no event, for purposes of the Borrowing Base, exceed $10,000,000 and shall not be included in the Borrowing Base determined as of any Borrowing Base Date occurring after December 10, 1999.

        (c) inserting therein in appropriate alphabetical order the following defined terms:

           "ALUMINA ASSET SALE" means the sale by the Borrower to UOP, LLC, a Delaware limited liability company, of the Alumina Chemicals business unit consummated by the Borrower prior to the Amendment No. 2 Effective Date.

           "AMENDMENT NO. 2" means Amendment No. 2 to this Agreement.

           "AMENDMENT NO. 2 EFFECTIVE DATE" means the date of effectiveness of Amendment No. 2.

           "CRILAR PAYMENT AMOUNT" means, at any date, the amount that is due to be paid (but has not yet been paid) to the Borrower by Crilar JV, a Delaware limited liability company ("CRILAR"), pursuant to operations conducted by the joint venture created in the Limited Liability Company Agreement dated September 25, 1995 between the Borrower and Criterion Catalyst Co., LP, which amount constitutes advances made by the Borrower to Crilar prior to the Amendment No. 2 Effective Date and for which Crilar has acknowledged it is obligated to reimburse the Borrower pursuant to arrangements in effect on the Amendment No. 2 Effective Date; PROVIDED that if the Crilar Payment Amount at any date exceeds $2,327,000, the Crilar Payment Amount at such date shall be deemed to be $2,327,000.

           "INSURANCE PAYMENT AMOUNT" means, at any date, the amount that is due to be paid (but has not yet been paid) to the Borrower by the Insurance Providers on account of certain losses suffered by the Borrower in connection with the shut-down of the facility of the Borrower located in Gramercy, Louisiana, which amount constitutes unreimbursed insurance claims properly filed by the Borrower with the Insurance Providers prior to the Amendment No. 2 Effective Date with respect to which the Insurance Providers are obligated to reimburse the Borrower and as to which the Insurance Providers have not disputed coverage; PROVIDED that if the Insurance Payment Amount at any date exceeds $4,000,000, the Insurance Payment Amount at such date shall be deemed to be $4,000,000.

           "INSURANCE PROVIDERS" means Indemnity Insurance Company of North America, Arkwright Mutual Insurance Co. and Underwriters at Lloyds of London & Various London.

           "SENIOR SUBORDINATED DEBT PAYMENT" means the $8,312,500 interest payment due under the Refinancing Subordinated Notes on September 15, 1999.

           "UOP PAYMENT AMOUNT" means, at any date, the amount that is due to be paid (but has not yet been paid) to the Borrower by UOP, LLC, a Delaware limited liability company ("UOP") pursuant to that certain asset purchase agreement between the Borrower and UOP, which amount constitutes a portion of the purchase price for the Alumina Asset Sale which UOP has acknowledged it is contractually obligated to pay to the Borrower pursuant to contractual arrangements in effect on the Amendment No. 2 Effective Date (such portion of the purchase price being comprised of the following amounts: $3,100,000 in consideration of the Kaiser servitude, $420,000 as payment of amounts held back for inventory purchases and $2,133,750 as payment of the inventory purchase price adjustment); PROVIDED that if the UOP Payment Amount at any date exceeds $5,653,750, the UOP Payment Amount at such date shall be deemed to be $5,653,750.

    SECTION 3. SECTION 2.09. (a) Section 2.09(b)(i) of the Credit Agreement is amended by deleting the word "and" at the end of clause (x) thereof and replacing it with the following proviso: "PROVIDED FURTHER that the provisions of this clause (x) shall not apply to any amount received by the Borrower or any of its Subsidiaries and constituting any payment of the Crilar Payment Amount or the UOP Payment Amount; and"

    (b) The first paragraph of Section 2.09(b)(ii) of the Credit Agreement is amended by adding, immediately after the words "Indemnity Proceeds" in the second line thereof, the expression "(other than any amount received by the Borrower or any of its Subsidiaries and constituting any payment of the Insurance Payment Amount)".

    (c) Section 2.09(b)(iii) of the Credit Agreement is amended by renumbering such Section as Section 2.09(b)(iii)(x) and adding a new Section 2.09(b)(iii)(y) immediately thereafter, to read in its entirety as follows:

        (y) If on any date (other than any date described in Section 2.09(b)(iii)(x)) the aggregate Revolving Credit Exposure on such date exceeds the Available Amount on such date (or if the Revolving Commitments have terminated but there is still Revolving Credit Exposure), the Borrower shall apply an amount equal to such excess to prepay the Revolving Loans and cash collateralize Letters of Credit so that after giving effect thereto the aggregate Revolving Credit Exposure does not exceed the Available Amount on such date (or until there is no Revolving Credit Exposure). In addition, on any date on which the Borrower or any of its Subsidiaries shall receive any payment with respect to the Crilar Payment Amount, the Insurance Payment Amount or the UOP Payment Amount, the amount of such payment shall be applied to prepay the Revolving Loans and cash collateralize Letters of Credit. The prepayments and cash collateralization required pursuant to this clause shall be effected in the following order: FIRST, the Borrower shall prepay the Revolving Loans until the Revolving Loans have been paid in full and SECOND, the Borrower shall cash collateralize Letters of Credit by depositing any remaining amounts in the LC Collateral Account. Solely for the purpose of determining Revolving Credit Exposure for purposes of this clause, LC Exposure shall be reduced to the extent that Letters of Credit have been cash collateralized as contemplated by the previous sentence. Any prepayment or cash collateralization required by this clause (y) shall not require any reduction of the Revolving Commitments.

    SECTION 4. SECTION 2.11. Section 2.11(d) of the Credit Agreement is amended in its entirety and replaced by the following:

        (d) The Borrower agrees to pay to the Administrative Agent for the account of each Lender an additional participation fee, which shall accrue at the rate of (i) 1.00% per annum on the average daily amount (if any) by which the aggregate Revolving Credit Exposure exceeds the Borrowing Base MINUS the Deemed Foreign Assets Amount PLUS (ii) 2.00% per annum on the average daily amount (if any) by which the aggregate Revolving Credit Exposure exceeds the Borrowing Base MINUS the Crilar Payment Amount MINUS the Insurance Payment Amount MINUS the UOP Payment Amount. Accrued additional participation fees shall be payable on the same dates, and computed on the same basis, as participation fees payable pursuant to paragraph (b) of this Section.

    SECTION 5. SECTION 4.03. Solely with respect to any Loan to be made on the occasion of any Borrowing occurring on or after the Amendment No. 2 Effective Date and on or prior to December 10, 1999 or any Letter of Credit to be issued, amended, renewed or extended on or after the Amendment No. 2 Effective Date and on or prior to December 10, 1999, the Lenders waive any failure by the Borrower to satisfy the condition precedent set forth in Section 4.03(b) of the Credit Agreement solely with respect to the truth and correctness of the representation and warranty contained in Section 3.04(c) of the Credit Agreement, but solely to the extent that such representation and warranty is not true and correct because of facts, conditions or events that have been disclosed in writing by the Borrower to the Administrative Agent and the Lenders prior to August 31, 1999.

    SECTION 6. SECTION 5.01. Section 5.01 of the Credit Agreement is amended as follows:

        (a) by relettering clause (n) thereof as clause (p) and by adding new clauses (n) and (o) immediately after clause (m) thereof, to read in their entirety as follows:

           (n) on the first Business Day of each week, commencing with August 30, 1999, a statement of projected cash receipts and cash disbursements for each week in the period of sixteen continuous weeks commencing with the immediately following week (or, in the case of such statement delivered on August 30, 1999 for such period commencing on such date and for a twelve-week period), in a form reasonably satisfactory to the Administrative Agent;

           (o) as soon as available and in any event no later than December 1, 1999, a written plan (which shall be presented by the Borrower at a meeting with the Lenders if such a meeting is requested by them), setting forth in reasonable detail the terms and conditions of a proposed restructuring of the Borrower's current capital structure (including without limitation sources, amounts and proposed uses of additional capital), which proposed restructuring may include a refinancing of the Loans and the Refinancing Subordinated Notes;

        (b) by amending clause (l)(x) to read in its entirety "(x) on and as of December 10, 1999, and"

    SECTION 7. SECTION 5.02. The first sentence of Section 5.02 of the Credit Agreement is amended to read in its entirety as follows:

        The Borrower will furnish to the Administrative Agent and each Lender written notice of any of the following as promptly as possible and in any event within two Business Days of the occurrence thereof:

    SECTION 8. SECTION 5.08. The third sentence of Section 5.08 of the Credit Agreement is amended by renumbering clause (iii) thereof as clause (iv) and by adding a new clause (iii) immediately after clause (ii) thereof, to read in its entirety as follows:

        (iii) to pay in full, on September 15, 1999, the Senior Subordinated Debt Payment,

    SECTION 9. SECTION 5.09. Section 5.09 of the Credit Agreement is amended by adding a new subsection (e) immediately after subsection (d) thereof, to read in its entirety as follows:

        (e) The Borrower will, at its sole cost and expense, do, execute, acknowledge and deliver all such further notices, acts, deeds, conveyances, mortgages, assignments, written notices of assignment and transfers and instructions for payment and as may be necessary or desirable (in the reasonable judgment of the Administrative Agent) from time to time to assure that any payment with respect to the Crilar Payment Amount, the Insurance Payment Amount and the UOP Payment Amount shall be remitted directly to an account at The Chase Manhattan Bank designated in writing by the Administrative Agent, at such address as the Administrative Agent shall have specified from time to time. In addition, unless otherwise agreed to in writing by the Required Lenders, the Borrower shall have received, on or prior to November 15, 1999, not less than $7,182,675 on account of the Crilar Payment Amount and the UOP Payment Amount (collectively), all of which funds shall have been applied as provided for in Section 2.09 of this Agreement.

    SECTION 10. SECTION 5.13 BORROWER FINANCIAL ADVISOR. A new Section 5.13 of the Credit Agreement is added immediately after Section 5.12 thereof, to read in its entirety as follows:

        SECTION 5.13. BORROWER FINANCIAL ADVISOR. The Borrower shall, as soon as practicable but in any event no later than October 15, 1999, retain as financial advisor a firm of recognized national standing to assist in connection with its proposed financial restructuring.

    SECTION 11. SECTION 9.03. Section 9.03 of the Credit Agreement is amended as follows:

        (a) by inserting after the expression "The Borrower shall pay" in the first sentence thereof the expression "within five calendar days after the receipt of a written invoice on account of any of the following:"; and

        (b)  by renumbering clause (iii) of subsection (a) thereof as clause
    (iv) and by adding a new clause (iii) immediately after clause (ii) thereof, to read in its entirety as follows:

           (iii) all fees and expenses of any accountants, appraisers or other financial advisors retained by the Administrative Agent or any of its affiliates in connection with the Loan Documents and the administration of the credit facilities provided for herein,

    SECTION 12. EXHIBIT J. Exhibit J to the Credit Agreement is amended in its entirety and replaced by Exhibit J attached to this Amendment.

    SECTION 13. NO OTHER WAIVERS. Other than as specifically provided herein, nothing contained herein and no action by, or inaction on the part of, any Lender or the Administrative Agent shall, or shall be deemed to, operate as a waiver of any right, remedy, power or privilege of the Administrative Agent or of any Lender under the Credit Agreement or any other Loan Document or of any other term or condition of the Credit Agreement or any other Loan Document.

    SECTION 14. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that, on and as of the Amendment No. 2 Effective Date, (i) the representations and warranties of the Obligors set forth in the Loan Documents, including but not limited to the representation and warranty contained in
Section 3.12 of the Credit Agreement but excluding the representation and warranty contained in section 3.04(c) of the Credit Agreement, are true and correct, (ii) no Default has occurred and is continuing, (iii) the Borrower has no reason to believe that either the Crilar Payment Amount (as defined in the Credit Agreement as amended hereby) or the UOP Payment Amount (as defined in the Credit Agreement as amended hereby) will not be paid in full on or prior to December 10, 1999 and (iv) the Borrower has no reason to believe that the Insurance Payment Amount (as defined in the Credit Agreement as amended hereby) will not be paid in full by the Insurance Providers (as defined in the Credit Agreement as amended hereby) on or prior to March 15, 2000.

    SECTION 15. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

    SECTION 16. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

    SECTION 17. EFFECTIVENESS. This Amendment shall become effective on the date (the "AMENDMENT NO. 2 EFFECTIVE DATE") on which the Administrative Agent shall have received:

        (i) from each of the Borrower and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

        (ii) a certificate of the Chief Financial Officer (x) certifying that the representations and warranties made by the Borrower pursuant to Section 14 of this Amendment are true and correct on and as of the Amendment No. 2 Effective Date and (y) demonstrating in reasonable detail the calculations required to establish that, as of August 31, 1999, the Borrower was in compliance with the covenants set forth in Sections 6.12, 6.13 and 6.14 of the Credit Agreement;

        (iii) (x) a duly completed Perfection Certification (as defined in the Security Agreement) dated the Amendment No. 2 Effective Date, (y) a list of all Patents and Trademarks (each as defined in the

    Security Agreement), together with registration numbers, held by the Borrower or any of its Subsidiaries as of the Amendment No. 2 Effective Date and (z) a list of all real property owned or leased by the Borrower or any of its Subsidiaries as the Amendment No. 2 Effective Date;

        (iv) the Foreign Collateral Memorandum with respect to JVC contemplated by Section 5.09(d) of the Credit Agreement;

        (v) a Borrowing Base Certificate setting forth the Borrowing Base as of August 31, 1999, except as to the Crilar Payment, the Insurance Payment and the UOP Payment, which amounts shall be as of the Amendment No. 2 Effective Date;

        (vi) true, correct and complete copies of all correspondence in the possession of the Borrower or any of its Subsidiaries relating to the Crilar Payment Amount, the Insurance Payment Amount and the UOP Payment Amount;

        (vii) the statement of projected cash receipts and cash disbursements contemplated by Section 5.01(n) of the Credit Agreement (as amended hereby) for the period commencing on August 30, 1999;

        (viii) evidence satisfactory to it that, contemporaneously with the effectiveness of this Amendment and the making of any Revolving Loans on the Amendment No. 2 Effective Date, the Senior Subordinated Debt Payment (as defined in the Credit Agreement as amended hereby) will be made in full;

        (ix) evidence satisfactory to it that the Borrower shall have paid in full all fees and expenses of the Administrative Agent payable pursuant to
    Section 9.03(a) of the Credit Agreement with respect to which the Borrower shall have received any invoice delivered to the Borrower at least one Business Day prior to the Amendment No. 2 Effective Date, it being understood that the failure of the Administrative Agent to have provided invoices with respect to such fees and expenses prior to the Amendment No. 2 Effective Date does not constitute a waiver of, or otherwise affect, the Administrative Agent's right to reimbursement for such fees and expenses;

        (x) for the account of each Lender that has signed a counterpart hereof on or prior to September 14, 1999, an amendment fee in an amount equal to 0.50% of the sum of such Lender's Revolving Commitment and the aggregate Dollar Amount of such Lender's outstanding Term Loans, in each case as in effect on the Amendment No. 2 Effective Date;

        (xi) an opinion of counsel to the Borrower satisfactory to the Administrative Agent, in form and substance satisfactory to the Administrative Agent; and

        (xii) such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence, good standing and solvency of each Obligor, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to any of the foregoing, all in form and substance satisfactory to the Administrative Agent and its counsel.

    IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first above written.

LAROCHE INDUSTRIES INC.

By:
           ---------------------------------------
           Name:
           Title:

THE CHASE MANHATTAN BANK

By:
           ---------------------------------------
           Name:
           Title:

HIBERNIA NATIONAL BANK

By:
           ---------------------------------------
           Name:
           Title:

WACHOVIA BANK, N.A.

By:
           ---------------------------------------
           Name:
           Title:

THE BANK OF NOVA SCOTIA

By:
           ---------------------------------------
           Name:
           Title:

By:
           ---------------------------------------
           Name:
           Title:

PNC BANK, NATIONAL ASSOCIATION

By:
           ---------------------------------------
           Name:
           Title:

AMSOUTH BANK

By:
           ---------------------------------------
           Name:
           Title:

BHF-BANK AKTIENGESELLSCHAFT

By:
           ---------------------------------------
           Name:
           Title:

By:
           ---------------------------------------
           Name:
           Title:

COMERICA BANK

By:
           ---------------------------------------
           Name:
           Title:

NATIONAL BANK OF CANADA

By:
           ---------------------------------------
           Name:
           Title:

By:
           ---------------------------------------
           Name:
           Title:

PARIBAS

By:
           ---------------------------------------
           Name:
           Title:

By:
           ---------------------------------------
           Name:
           Title:

                                                                       EXHIBIT J

                      [Form of Borrowing Base Certificate]
                           BORROWING BASE CERTIFICATE

    Reference is made to the Amended and Restated Credit Agreement dated as of February 28, 1999, amending the Credit Agreement dated as of August 26, 1997 (as amended, modified and supplemented and in effect from time to time, the "CREDIT AGREEMENT") among LaRoche Industries Inc. (the "COMPANY"), the lenders party thereto named therein, and The Chase Manhattan Bank, as administrative agent for said lenders. Terms defined in the Credit Agreement are used herein as defined therein.

    Pursuant to Section 5.01(l) of the Credit Agreement, the undersigned, a Financial Officer of the Company, hereby certifies that, to the best of [his/her] knowledge, attached hereto as Annex 1 is a true and accurate calculation of the Borrowing Base as at the [monthly/weekly] accounting period
ended             ,       determined in accordance with the requirements of the
Credit Agreement.

    IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly
executed as of the     day of             ,     .

                                          --------------------------------------
                                          Name:
                                          Title:

                              [EXHIBIT J--ANNEX 1]